Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

I, Bae, Han Wook, President of MB Tech, Inc. ( the "Company" ), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

-    the Quarterly Report on Form 10-QSB of the Company for the nine months ended

     September 30, 2003 (the " Report") fully complies with the requirements of

     Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 ( 15 U.S.C.

     78m or 78o (d); and

-    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:     November 19, 2003

/s/ Bae Han Wook

Bae, Han Wook,

President/Director